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                         SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C.  20549


                         ----------------------------------


                                      FORM 8-K

                                   CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): April 15, 1998.



                                 HF FINANCIAL CORP.
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               (Exact name of registrant as specified in its charter)

         Delaware                   0-19972                     46-0418532
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(State or other Jurisdiction     (Commission                (I.R.S. Employer
   of incorporation)             File Number)              Identification No.)

                                225 South Main Avenue
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                          Sioux Falls, South Dakota  57102
                      (Address of principal executive offices)


Registrant's telephone no., including area code:  (605) 333-7556

                                    Not Applicable
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           (Former name or former address, if changed since last report)




                                 Page 1 of 3 Pages


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ITEM 5.  OTHER EVENTS.

     HF Financial Corp. (the "Company") announced on April 15, 1998 that the Company's Board of Directors has authorized management to repurchase up to 10% of its outstanding common stock beginning May 1, 1998, through April 30, 1999. Management of the Company. stated that purchases will be made periodically in either open market or private transactions or both, in accordance with guidelines established by the Securities and Exchange Commission which includes volume restrictions designed to minimize the impact of such repurchases. The number of shares of Common Stock actually acquired by the Company will depend upon subsequent developments and corporate needs, and such repurchases may be interrupted or discontinued at any time.


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                                      SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       HF FINANCIAL CORP.


Date:  April 15, 1998
                                       By:/s/ Curtis L. Hage
                                          --------------------------------------
                                           Curtis L. Hage
                                           President and Chief Executive Officer